UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 Amendment No. 1

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 4, 2005

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                        001-313338             98-0336674
State or other jurisdiction of           (Commission           (IRS Employer
Incorporation or organization             File No.)          Identification No.)

765 15th Sideroad, King City, Ontario, Canada,                    L7B 1K5
   (Address of principal executive offices)                     (Zip Code)

                                 (905) 773-3529
              (Registrant's telephone number, including area code)

              13980 Jane Street, King City, Ontario, Canada L7B 1A3 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

SIGNATURE

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 10, 2005, the Registrant filed Form 8-K describing its acquisition of mmwave Technologies Inc. ("mmwave"). The Registrant herby amends such Form 8-K to provide audited financial statements and pro-forma financial information with respect to the acquisition of mmwave.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.

               99.1   Financial statements of mmwave Technologies Inc.

               99.2 Pro Forma Financial information regarding mmwave Technologies Inc.

     (b)  Exhibits

               23.1   Consent of Auditors.

               23.2   Reconciliation from Canadian GAAP to US GAAP

                            [Signature Page Follows]


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 17, 2005

                                        WIRELESS AGE COMMUNICATIONS, INC.


                                        By: /s/ Gary N. Hokkanen
                                            ------------------------------------
                                            Gary N. Hokkanen
                                            Chief Financial Officer


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